UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   January 27, 2005

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-32145 (Commission File Number)	91-0881481 (I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles (Address of principal executive offices)		GY1 3RR (Zip Code)

Registrant’s telephone number, including area code	(44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EX-10.1
EX-99.1

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 28, 2005 CanArgo Energy Corporation, (“CanArgo”) issued a press release announcing that on January 27, 2005 Ninotsminda Oil Company Limited (“NOC”), its operating subsidiary responsible for the Manavi area, had signed a new contract with Saipem S.p.A. (“Saipem”) of Italy to supply drilling services for the drilling of a first appraisal well (M12) on the Manavi oil discovery in Georgia.

Previously a contract had been signed with Great Wall Drilling Company of China to drill the M12 appraisal well but due to a delay in mobilizing the rig, CanArgo elected to conclude a new agreement with Saipem which currently has a rig available.

Under the terms of the contract, Saipem will supply the IDECO E-2100 AZ drilling rig complete with crew to drill the M12 appraisal well on a day rate basis to a planned total depth of 5,000 meters (16,404 feet) targeting the Cretaceous formation. The contract includes an option in NOC to use Saipem to drill up to two additional wells. The rig and associated equipment will now be mobilized from Astrakhan in southern Russia to Georgia where it is expected to commence operations on the M12 appraisal well by the end of April or in early May.

The M12 appraisal well location is approximately 4 km to the west of the Manavi M11 Cretaceous oil discovery well previously drilled by CanArgo.

A copy of the Contract between Ninotsminda Oil Company Limited and Saipem S.p.A. is attached as Exhibit 10.1.

Section 7- Regulation FD

Item 7.01 Regulation FD Disclosure

CanArgo’s press release announcing the execution of the contract with Saipem is being furnished as Exhibit 99.1 attached hereto.

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Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Exhibit Description

10.1	Agreement between Ninotsminda Oil Company Limited and Saipem S.p.A dated January 27, 2005
99.1	Press Release dated January 28, 2005 issued by CanArgo Energy Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: January 31, 2005	By:	/s/ Liz Landles
Liz Landles, Corporate Secretary

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